UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

KORN/FERRY INTERNATIONAL

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14505	95-2623879
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2016, the Board of Directors (the “Board”) of Korn/Ferry International (the “Company”) unanimously adopted and approved the Korn/Ferry International Third Amended and Restated 2008 Stock Incentive Plan (the “Third A&R 2008 Plan”), subject to stockholder approval, to, among other things, make available 5,500,000 additional shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for stock-based awards. The Company’s stockholders approved the Third A&R 2008 Plan at the 2016 Annual Meeting of Stockholders held on October 6, 2016.

The Third A&R 2008 Plan is generally the same as the Korn/Ferry International Second Amended and Restated 2008 Stock Incentive Plan (the “Second A&R 2008 Plan”), other than the increase in the number of shares authorized for issuance described above, a change in the share-counting formula whereby full value awards count as 2.3 shares (as opposed to 1.91 shares) against the pool of shares available for issuance under the Third A&R 2008 Plan, the addition of certain minimum vesting requirements, the elimination of automatic accelerated vesting of option awards upon a death or disability, and certain administrative and other changes. Subject to certain adjustments, the maximum number of shares of the Company’s Common Stock that may be issued pursuant to awards granted under the Third A&R 2008 Plan after July 31, 2016 is 7,425,258 plus any shares subject to outstanding awards under the Second A&R 2008 Plan, as of July 31, 2016, and the Company’s Performance Award Plan, as of August 8, 2008, that, in each case, on or after July 31, 2016 cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares).

The foregoing description of the terms of the Third A&R 2008 Plan is qualified in its entirety by reference to the actual terms of the Third A&R 2008 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As noted above, the Company’s 2016 Annual Meeting of Stockholders was held on October 6, 2016. At the 2016 Annual Meeting of Stockholders, stockholders of the Company (i) elected the seven nominees named in the Proxy Statement to serve as directors until the Company’s 2017 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal, (ii) approved a non-binding advisory resolution regarding the Company’s executive compensation, (iii) approved the Third A&R 2008 Plan and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year. To the extent applicable, set forth below are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each such matter.

(1)	Election of the seven nominees named in the Proxy Statement to serve on the Board of Directors until the 2017 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Doyle N. Beneby	51,297,130	27,922	488,597	3,171,955
Gary D. Burnison	50,859,775	441,042	512,832	3,171,955
William R. Floyd	49,682,047	1,642,255	489,347	3,171,955
Christina A. Gold	49,676,358	1,648,694	488,597	3,171,955
Jerry P. Leamon	49,699,363	1,625,689	488,597	3,171,955
Debra J. Perry	51,293,541	31,511	488,597	3,171,955
George T. Shaheen	51,196,335	129,219	488,095	3,171,955

(2)	Non-binding advisory resolution regarding the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
41,200,959	9,732,074	880,616	3,171,955

(3)	Approval of the Third A&R 2008 Plan.

For	Against	Abstain	Broker Non-Votes
46,651,199	4,674,219	488,231	3,171,955

(4)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year.

For	Against	Abstain	Broker Non-Votes
54,166,359	332,879	486,366	N/A

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Korn/Ferry International Third Amended and Restated 2008 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL (Registrant)

Date: October 12, 2016	/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	General Counsel and Corporate Secretary